SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GOUVERNEUR BANCORP, INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Gouverneur Bancorp, Inc.
42 Church Street
Gouverneur, New York 13642
(315) 287-2600


Office of the President


                                             September 9, 1999

Dear Stockholder,

         On behalf of our Board of Directors, I invite you to attend our first meeting of stockholders, which will be held at the Clearview Restaurant, 1180A U.S. Highway 11 in our home village of Gouverneur. At the meeting, stockholders will be asked to approve our stock option plan and our management recognition plan. The two plans are described in detail in the accompanying proxy statement. Please read the proxy statement carefully before you decide how to vote.

         It is very important that you vote your shares, no matter how many shares you own. We urge you to please return the enclosed proxy card as soon as possible to be sure that your vote is counted even if you plan to attend the meeting. You will be allowed to change your vote at the meeting if you want to do so, but sending in your proxy card will ensure that you votes are counted if you are unable to attend.

         THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED THAT STOCKHOLDERS APPROVE THE TWO PLANS.

         We appreciate your continued support of Gouverneur Bancorp, Inc. and its subsidiary, Gouverneur Savings and Loan Association.



                                             Sincerely,



                                             Richard F. Bennett, President

                            GOUVERNEUR BANCORP, INC.
                                   ----------

                                42 Church Street
                           Gouverneur, New York 13642
                                 (315) 287-2600
                                   ----------
                                 PROXY STATEMENT
                         WITH NOTICE OF SPECIAL MEETING

                    GENERAL INFORMATION AND NOTICE OF MEETING

         Gouverneur Bancorp, Inc., the holding company for Gouverneur Savings and Loan Association, will be holding its first meeting of stockholders on October 27, 1999. The meeting will be held at the Clearview Restaurant, 1180A U.S. Highway 11, Gouverneur, New York 13642, beginning at 10:30 am. At the meeting, we will ask stockholders to vote on the following matters:

         1.   The approval of our Stock Option Plan; and
         2.   The  approval  of our  Management  Recognition  Plan (known as the
              "MRP").

         The Board of Directors is soliciting your proxy to vote at the meeting and at any adjournments of the meeting. Please complete the enclosed proxy card and return it in the enclosed return envelope as soon as possible. Each of our stockholders has one vote for each share of common stock owned. Each stockholder may cast one vote per share for each of the two proposals. We urge you to exercise your rights as a stockholder to vote and participate in this process.

         Stockholders of record on August 31, 1999 are entitled to receive notice of the meeting and are entitled to vote at the meeting, or at an adjournment of the meeting. This is known as the "Record Date." Please read this Proxy Statement carefully before you decide how to vote. We encourage you to return the proxy card even if you plan to attend the meeting. This will save us additional expense in soliciting proxies and will ensure that your vote is counted. You may still to vote in person at the meeting even if you return the proxy card.

         On the Record Date, there were 2,384,040 shares of Gouverneur Bancorp, Inc. common stock, par value $.01 per share, issued and outstanding.

         In this Proxy Statement, the terms "Company," "we," "our," "us," or similar terms refer to Gouverneur Bancorp, Inc.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE TWO
                  PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

         This Proxy Statement and Notice of Special Meeting is first being made available to stockholders on or about September 9, 1999.

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. WE HAVE ENCLOSED A SELF ADDRESSED ENVELOPE WHICH YOU CAN USE TO RETURN YOUR PROXY CARD. NO POSTAGE IS REQUIRED IF YOU MAIL THE ENVELOPE IN THE UNITED STATES.

VOTING AND PROXY CARDS

         If you sign and return a proxy card in the form which the Board of Directors is soliciting so we receive it before the polls close at the meeting, your votes will be cast as you mark on the proxy card, unless you revoke your proxy before the polls close. If you properly sign and return our proxy card but you do not mark on it how you want to vote on any matter, then the Board of Directors as your proxy will vote your shares in favor of the two proposals which we have described in this Proxy Statement. We do not know of any other matters that stockholders may present for a vote at the meeting. If any stockholder properly presents any other matter for a vote, including a proposal to adjourn the meeting, the Board of Directors as the holder of your proxy may vote on those matters based on its judgment.

         If you sign and return the enclosed proxy card, you may revoke it at any time before the polls close. If you want to revoke your proxy card, you must: (i) sign and deliver a written notice to the Secretary of the Company at or before the meeting dated after the date of your proxy stating that you want to revoke the proxy, (ii) sign and deliver to the Secretary of the Company at or before the meeting another proxy card relating to the same shares with a later date, or (iii) attend the meeting and vote in person. Attending the meeting does not automatically revoke a proxy unless you also take one of the three actions described in the prior sentence. Any written notice revoking a proxy must be delivered to Charles Van Vleet, Secretary, Gouverneur Bancorp, Inc., 42 Church Street, Gouverneur, New York 13642.

         If 1,192,021 shares of our common stock are present in person or represented by proxy at the meeting, there will be a quorum which will allow the meeting to commence. Once a quorum is present, the meeting can continue even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker submits a proxy for shares but does not vote those shares, then the shares are counted as present for purposes of determining a quorum.

         We can implement the Stock Option Plan or the MRP before March 23, 2000, which we would like to do, only if stockholders cast at least 536,410 votes in favor of the plan without counting the votes of Cambray Mutual Holding Company (which we refer to as "Cambray MHC" in this proxy statement), the mutual holding company that owns 55% of our stock. This is equal to a majority of all votes entitled to be cast at the meeting, excluding Cambray MHC's votes. If stockholders do not approve either the Stock Option Plan or the MRP with that number of votes, but stockholders approve the plan by a majority of the votes cast at the meeting including the votes of Cambray MHC, then we will implement that plan, but only on or after March 23, 2000, unless the Office of Thrift Supervision requires otherwise. Cambray MHC has stated that it intends to vote its shares in favor of the two plans, so approval by a majority of the votes cast at the meeting is a virtual certainty.

IMPORTANT INFORMATION FOR STOCKHOLDERS WHOSE STOCK IS HELD IN STREET NAME

         If you hold your stock in street name, which means that your stock is held for you in a brokerage account and is not registered on our stock records in your own name, your broker will not vote your shares on the Stock Option Plan or the MRP unless you instruct your broker how you want your votes to be cast. We urge you to tell your broker as soon as possible how to vote your shares to make sure that your broker has enough time to vote your shares before the polls close at the meeting. If your stock is held in street name, you do not have the direct right to vote your shares or revoke a proxy for your shares unless your broker gives you that right in writing.

                                       PRINCIPAL OWNERS OF OUR COMMON STOCK

         The following table provides you with information, to the best of our knowledge, about stock ownership by directors, executive officers, and any person or group known by us to own beneficially more than 5% of our outstanding common stock. The information is as of the Record Date. We know of no person or group, except as listed below, who beneficially owned more than 5% of our common stock as of the Record Date. Information about persons or groups who own beneficially more than 5% of our common stock is based on filings with the Securities and Exchange Commission on or before the Record Date.

                                                 Shares Beneficially Owned      Percent of total
Beneficial Owner                                   at August 31, 1999(1)      shares outstanding(2)
----------------                                 -------------------------    ---------------------
Cambray Mutual Holding Company                          1,311,222                      55%
42 Church Street, Gouverneur, New York 13642

Richard F. Bennett, President and Chief Executive          19,600(3)                     *
Officer and Director

Charles E. Graves, Director and Chairman of Board           2,000                        *

Richard E. Jones, Director                                  2,000(4)                     *

Frank Langevin, Director                                   30,000                    1.26%

Robert J. Leader, Director                                 31,000                    1.30%

Timothy J. Monroe, Director                                 2,000                        *

Joseph C. Pistolesi, Director                               4,000                        *

Larry A. Straw, Director                                   15,000                        *

Directors and Executive Officer of the Company, as        105,000                    4.43%
a group (8 persons)

----------------------
(1) Amount includes shares held directly and other shares with respect to which a person may be deemed to have sole or shared voting or investment power. Amount shown excludes 85,825 shares owned by our Employee Stock Ownership Plan, which owns 3.2% of our outstanding common stock. None of the shares owned by the ESOP have been allocated to the accounts of employees, so employees generally have the right to vote all shares owned by the ESOP in proportion to their last year's compensation.

(2) Based upon 2,384,040 shares outstanding on the Record Date. An asterisk ("*") means that the percentage is less than 1%.

(3) Includes 6,600 shares owned by Mr. Bennett's spouse's Individual Retirement Account.

(4) Includes 1,000 shares owned by Mr. Jones' spouse.
----------------------


DIRECTORS' COMPENSATION

         Directors who are not also employees of the Company or the Bank or any of their subsidiaries receive an annual retainer of $3,600, plus $300 for each Board of Directors meeting and $100 for each committee meeting they attend. Directors will also be eligible for participation in the Stock Option Plan and the MRP if stockholders approve those plans. All of the directors of the Company are also directors of the Bank.

EXECUTIVE OFFICER COMPENSATION

         None of our officers receives compensation directly from the Company. Their compensation is paid by the Bank. We do not expect that we will pay separate compensation to officers or employees unless and until we engage in material business activities separate from the Bank.

         The following table includes information about compensation paid Mr. Bennett, who was the only executive officer of the Company or the Bank with total salary and bonus in excess of $100,000 in fiscal 1998.

                                                 SUMMARY COMPENSATION TABLE
         ----------------------------------------------------------------------------------------------------
                                                          Annual Compensation(1)
                                              -------------------------------------------
                                                                           Other Annual         All Other
                                               Salary         Bonus       Compensation(2)     Compensation(3)
         ----------------------------------------------------------------------------------------------------
         Richard F. Bennett,        1998      $ 81,569       $8,846              None              $ 2,635
         President and Chief        1997      $ 77,760         None              None              $   242
         Executive Officer


         ----------------------------------------------------------------------------------------------------

(1) In accordance with Securities and Exchange Commission policy, summary compensation information is excluded for fiscal 1996 because neither the Bank nor the Company was a public company during that year.

(2) Mr. Bennett did not receive additional benefits or perquisites totaling more than 10% of salary and bonus.

(3) Amount represents the Bank's matching contribution under its 401(k) Plan and, for 1998, includes life insurance premiums of $979.

EMPLOYEE BENEFIT PLANS

         401(K) PLAN. The Bank maintains a tax-qualified savings and profit sharing plan under Section 401(k) of the Internal Revenue Code. Salaried employees with at least one year of service who are at least age 21 and have completed at least 1,000 hours of service may make pretax salary deferrals and after tax contributions under the 401(k) Plan. The Bank contributes 3% of base salary for each employee participating in the 401(k) Plan without regard to any employee matching contribution. Participating employees may make voluntary contributions to the 401(k) Plan up to 15% of their base salary. The Bank may, from time to time, make additional voluntary contributions. Employees are fully vested in their salary deferrals and after tax contributions, and are gradually vested in the Bank's contribution after one year of service and fully vested after six years.

         EMPLOYEE STOCK OWNERSHIP PLAN. This year, we established an Employee Stock Ownership Plan ("ESOP"). When the Bank converted to the stock form of ownership, the ESOP purchased 85,825 shares of our common stock. The Company loaned $429,125 to the ESOP to purchase that stock. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service become participants in the ESOP.

         The Company and the Bank intend to contribute to the ESOP enough money to cover the payments due by the ESOP on the loan from the Company. The loan requires annual principal and interest payments which repay the loan over 10 years. The loan permits optional pre-payment. The Company and the Bank may contribute more to the ESOP than is necessary to repay the loan.

         The ESOP pledged the shares it purchased as collateral for the loan. The ESOP allocates those shares among participants as the loan is repaid. If the Bank repays the ESOP loan as scheduled, an equal number of shares per year will be released for allocation over the ten year term of the loan. The ESOP allocates shares among participants, as they are released from the lien of the ESOP loan, generally based on each participant's share of total taxable compensation for the year. Benefits generally vest at the rate of 20% per year beginning after the participant's first year of service, with 100% vesting after five years of service. Employees receive credit for service prior to the Bank's mutual holding company reorganization for vesting purposes. Participants are immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures (shares allocated to an employee which are not yet vested when such employee's employment terminates) will generally be reallocated among remaining participating employees, in the same proportion as contributions, or used to repay the ESOP loan. Vested benefits may be distributed in a single sum or installment payments and are payable upon death, termination of employment or attainment of age 65, subject to certain rights to elect to defer the distribution of benefits.

         HSBC Bank is the trustee for the ESOP. The ESOP has not yet allocated any shares to employee accounts, but once that occurs, the trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP as the employees to whom the shares have been allocated instruct the trustee. Allocated shares for which no instructions are received and shares not yet allocated are voted generally in the same proportion as allocated shares for which voting instructions are received. Until the ESOP first allocates shares, employees control the voting of the ESOP's shares generally based upon their relative last year's compensation. The Personnel Committee of the Company will oversee the Company's activities related to the ESOP.

         The ESOP may purchase additional shares of our stock in the future, in the open market or otherwise, and may do so either with borrowed funds or with cash dividends, employer contributions or other cash flow.

         PENSION PLAN. Neither the Bank nor the Company maintains a defined benefit pension plan for eligible employees.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         In fulfillment of Securities and Exchange Commission requirements for disclosure in proxy materials of the Personnel Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this proxy statement.

         GENERAL POLICY CONSIDERATIONS. For fiscal 1998, the compensation of Mr. Bennett, the sole executive officer that fiscal year, was determined by the Personnel Committee of the Bank. The committee, in evaluating compensation for Mr. Bennett, considered the nature of his responsibilities, length of service, competitive salaries in banking and other industries, quality of performance, the performance of the Bank officers and employees working under his supervision, and special projects or unusual difficulties affecting work load and performance. The Board also created bonus guidelines at the beginning of the year which provided for the payment of bonuses to all employees, including executive officers, if specified goals were met. Improved financial performance is both an indirect compensation factor, as it affects base salary decisions, and a direct factor, as it affects bonus levels. In June 1998, the Board considered the additional difficulties faced by Mr. Bennett as a result of burdens placed upon him with respect to the reorganization of the Bank and the Bank's plans for growth and voted an increase in his salary effective that month.

         This report is included herein at the direction of the members of the Personnel Committee, directors Leader (Chairman), Jones and Straw.

SHAREHOLDER RETURN PERFORMANCE GRAPH

         No stock performance graph is included in this proxy statement because the Company first issued stock on March 23, 1999 and thus an annual return graph would be meaningless.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Personnel Committees of the Bank and the Company consist of directors Jones, Leader and Straw. None of these individuals is or has been an officer or employee of the Company or the Bank, nor has any other director of the Company or the Bank other than Messrs. Bennett and Graves. When the Board of Directors functions on matters pertaining to the compensation of Mr. Bennett, he does not participate in the deliberations or vote by the Board.

                    THE APPROVAL OF THE STOCK OPTION PLAN AND
                         THE MANAGEMENT RECOGNITION PLAN

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE
                           APPROVAL OF THE TWO PLANS

GENERAL INFORMATION THAT APPLIES TO BOTH PLANS

         This section discusses general information that applies to both the Stock Option Plan and the Management Recognition Plan (also known as the MRP). We are discussing these matters together to avoid unnecessary repetition, but the two plans are separate and the approval or disapproval of one plan, and awards under one plan, will not affect the approval or disapproval, or any awards under, the other plan. After this section, there are two separate sections which provide additional information about the two plans. We have included the full text of the Stock Option Plan as Exhibit A and the full text of the MRP as Exhibit B to this Proxy Statement.

         VOTE REQUIRED FOR APPROVAL. Under federal regulations, the Company cannot implement the Stock Option Plan or the MRP before March 23, 2000, unless a majority of the total number of votes eligible to be cast at the meeting, excluding shares owned by Cambray MHC, or 536,410 votes, are cast in favor of that plan. The Board of Directors wants to implement the plans immediately after the meeting. However, if either plan receives less than 536,410 votes in favor, without counting the votes of Cambray MHC, but it receives the favorable vote of a majority of the votes cast including votes cast by Cambray MHC, then that plan will be approved but we will not implement it until March 23, 2000 and no awards will be made under that plan until that date. An abstention or a broker non-vote has the same effect as a vote against a plan when determining whether the Company can implement the plan before March 23, 2000 but has no effect when determining whether the plan receives sufficient votes for the Company to implement it on or after March 23, 2000.

         ELIGIBILITY. All directors, officers and other employees of the Company or the Bank and, with the approval of the Board of Directors, any corporate affiliate of the Bank or the Company, are eligible to participate in the plans.

         SHARES TO FUND AWARDS. We currently expect to fund the MRP with stock that the MRP will repurchase on the open market promptly after stockholders approve the MRP and we also expect that in the future we will repurchase shares on the open market to satisfy any options which we grant under the Stock Option Plan. We do not currently intend to use authorized but unissued shares to satisfy MRP awards or the exercise of stock options. Federal regulations do not permit the Company to issue authorized but unissued stock without the approval of the Office of Thrift Supervision (the "OTS"). In general, the regulations do not contemplate the use of authorized but unissued stock for plans similar to our Stock Option Plan and MRP's unless special permission from the OTS is received.

         REASONS FOR BOARD APPROVAL. Our Board of Directors believes that we should adopt a flexible and comprehensive Stock Option Plan and MRP so that we can provide long-term incentive awards to directors, officers and employees. The Board believes that awards under the plans can enhance and encourage the recruitment and retention of people who are important to the continued success of the Company. However, because the awards are granted only to persons affiliated with the Company or the Bank, the Stock Option Plan and the MRP could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's stock that you, as a stockholder, may believe is in your best interest.

         OTHER POTENTIAL ANTI-TAKEOVER MATTERS. In addition to the possibility that the approval of the plans could discourage takeover attempts, our mutual holding company structure discourages potential takeover attempts, particularly attempts that are not negotiated directly with the Board of Directors of the Company. Cambray MHC owns 55% of our stock. Federal law generally provides that Cambray MHC may not simply sell its stock to anyone who seeks to take control of the Company. Instead, Cambray MHC would generally first have to offer that stock to the depositors of the Bank. As a mutual holding company, Cambray MHC would not have the same motivation as a commercial investor to accept a takeover offer in order to earn a profit. Therefore, a takeover of the Company without the approval of the Board of Directors of Cambray MHC, which has the same members as the Board of Directors of the Company, is extremely unlikely. Federal law and regulations also require OTS approval before any person or company acquires "control" of the Bank or the Company. These regulations could discourage takeover attempts of the Company.

         LIMITS IF EITHER OF THE PLANS IS IMPLEMENTED PRIOR TO MARCH 23, 2000. As mentioned above, if stockholders cast a majority of their votes eligible to be cast at the meeting in favor of either plan, then we will implement that plan immediately after the meeting, and if both plans receive sufficient votes, we will implement both plans immediately after the meeting. If this occurs, then the following limits imposed under federal banking regulations will apply:

         o Not more than 20% of any award may vest each year beginning one year after stockholder approval of the plan, except in the event of death or disability.

         o Awards to non-employee directors of the Company and the Bank may not exceed 5% per director, and 30% for all directors, of the total awards available under either plan.

         o No person may receive an award of more than 25% of the total awards available under each plan.

         o Stock options must have an exercise price at least equal to the market price on the date of grant.

         AWARDS TO DIRECTORS AND EXECUTIVE OFFICERS. Both plans provide for automatic awards to non-employee directors of the Company and the Bank when the plans are approved by stockholders. Each non-employee director of the Company and the Bank (seven people) will receive an award of 4,500 options and 1,800 MRP shares ($8,100 of MRP shares based on the closing price of $4.50 per share on the Record Date). The committee intends to award Mr. Bennett options to purchase 26,750 shares and 10,500 shares under the MRP ($47,250 of MRP shares at $4.50 per share). The exercise price of those options will be the market value of the stock on October 27, 1999. If either of the plans is approved by a majority of the votes cast but not a majority of the votes eligible to be cast, the awards under that plan will not be made until March 23, 2000 and the exercise price of options will be the market price on that day. YOUR VOTE IN FAVOR OF ONE OR BOTH OF THE PLANS IS ALSO A VOTE IN FAVOR OF THESE AWARDS UNDER THAT PLAN.

         ADMINISTRATION OF THE PLANS. The Personnel Committee of our Board of Directors will administer the plans. Directors, officers and employees of the Company or its affiliates, currently approximately 30 people, are eligible to participate in the plans. The Personnel Committee expects that when it is deciding on grants under the plans, it will consider, among other things, position and years of service, the value of the participant's service to the Company or the Bank and the added responsibilities of such individual as an employee, director or officer of a public company or its subsidiary. All awards to officers and employees will be at the discretion of the Personnel Committee. The Personnel Committee has the authority to select the officers and employees who will participate in each plan, impose conditions on vesting, change or accelerate the vesting schedule and establish rules for the implementation of the plans, but in all cases limited by the requirements of federal laws and regulations.

         EFFECT OF TERMINATIONS AND FORFEITURES. If a stock option terminates before the holder exercises the option, or if a MRP award is forfeited before it vests, then the number of shares covered by the terminated option, or the number of forfeited MRP shares, will again be available for new awards without affecting the maximum permitted number of options or shares which can be awarded under the plans.

         RESTRICTIONS ON TRANSFERS. Generally, the recipient of an option may not assign or transfer any interest in the option except under certain limited exceptions described in the Stock Option Plan. The recipient of a MRP award may not transfer the shares represented by the award until the shares vest.

ADDITIONAL INFORMATION ABOUT THE STOCK OPTION PLAN

         The Stock Option Plan provides for awards in the form of stock options, representing a right to purchase our common stock. The plan will permit the award of options to purchase up to 107,281 shares of our common stock. The term of the stock options may not exceed ten years. Options can only be exercised before they expire. No options may be granted after August 17, 2009, which is ten years after the Board of Directors approved the plan. The Personnel Committee may award either "incentive stock options" as defined under Section 422 of the Internal Revenue Code, or stock options not intended to qualify as such ("non-qualified options").

         The exercise price for the purchase of shares under an option will not be less than 100% of the market value of the shares on the date the option is awarded. The exercise price must be paid in full in cash or, if the Personnel Committee permits, shares of our stock, or a combination of both.

         The  plan  provides  that  after  a  participant  dies,  the  Personnel
Committee may permit options of a deceased participant to be settled in cash instead of by the delivery of shares. An option will automatically terminate when a participant is notified of termination for cause.

         LIMITS ON INCENTIVE  STOCK OPTIONS.  Incentive  stock options which the
Personnel  Committee  awards  will  be  subject  to  the  following   additional
requirements of Section 422 of the Internal Revenue Code:

         o Incentive stock options cannot be awarded to a person owning more than 10% of the voting power of our stock unless the option exercise price equals 110% of the fair market value of the stock at the time of award and the term of the option may not exceed five years.

         o If the total fair market value of the stock underlying options first exercisable in any year exceeds $100,000, then the options which cause the excess will not be incentive stock options.

         o The tax benefits of an incentive stock option are not effective for the participant if he or she sells shares obtained upon exercise of the option within two years after the option is awarded or within one year after the option is exercised.

         o The tax benefits are also not available to the participant unless the participant is an employee of the Company or its affiliates continually from the day the option is awarded until not more than three months before the option is exercised.

         LIMITED STOCK APPRECIATION RIGHTS. Each option will be accompanied by a Limited Stock Appreciation Right ("LSAR") that the holder of the option may exercise for six months after a change in control (as defined in the Stock Option Plan), or more than six months after a change in control if necessary to avoid liability under Section 16 of the Securities Exchange Act of 1934. When a participant exercises a LSAR, he or she will receive in cash, for each share covered by the LSAR, the difference between the fair market value of the common stock at the time of exercise and the exercise price of the related stock option. The related stock option will then terminate. LSARs will terminate upon a change of control if the acquiror has agreed to make a monetary payment or provide substitute options or other property equivalent in value to the value of the option which terminates.

         EFFECT OF MERGERS AND OTHER ADJUSTMENTS. The Personnel Committee can adjust both the maximum number of shares covered by the plan, and all outstanding options, if there is a merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in our corporate structure or our stock.

         AMENDMENT AND TERMINATION OF THE STOCK OPTION PLAN. Our Board of Directors may amend, suspend or terminate the plan, but only after complying with any applicable federal banking regulations. Stockholder approval must first be obtained for any amendment if necessary for the plan to satisfy the requirements for the award of incentive stock options under Section 422 of the Internal Revenue Code. For example, stockholder approval will be required for an amendment which (i) increases the total number of incentive stock options which may be issued under the plan (except for increases due to mergers and other permitted adjustments as described above), (ii) materially increases the benefits to participants with respect to incentive stock options, or (iii) materially changes the participation eligibility requirements to receive incentive stock options. No amendment, suspension or termination may reduce the rights of any participant, without his or her consent, in any option already awarded. Unless previously terminated, the plan will continue in effect for ten years, after which no further options may be awarded under the plan.

         FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards of stock options under the plan will have the following consequences:

         (1) The participant has no taxable income and the Company is not entitled to any tax deduction when an option is awarded.

         (2) When a participant exercises an incentive stock option, he or she has no taxable income at that time. The difference between the exercise price and the fair market value of the shares on the date of exercise is an item of tax preference for the participant which may, in certain situations, trigger the alternative minimum tax. When a participant sells stock which was obtained upon the exercise of an incentive stock option, the participant has a taxable capital gain equal to the difference between the amount received on the sale and the amount paid for the stock. This amount is treated as ordinary income instead of a capital gain if the stock is sold within one year after exercising the option or within two years after the option was awarded.

         (3) When a participant exercises an option that is not an incentive stock option, the participant has taxable ordinary income at that time equal to the difference between the exercise price and the fair market value on the date of exercise.

         (4) When a participant exercises an LSAR, the participant has taxable ordinary income at that time equal to the cash received as a result of the exercise.

         (5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income which the participant has, but in most cases only if the Company meets its federal withholding tax obligations.

ADDITIONAL INFORMATION ABOUT THE MANAGEMENT RECOGNITION PLAN

         The MRP will permit the outright award of up to 42,912 shares of common stock of the Company to employees and directors of the Company, the Bank and their affiliates. The recipient of an award will not be required to make any payment to the Company or the Bank in exchange for the shares and as the award vests, the vested shares will be the same as any other issued and outstanding shares of common stock of the Company.

         ADMINISTRATIVE MATTERS. The Company will implement the MRP by creating a trust with an independent trustee. The Company expects that it will contribute to the trust sufficient funds to allow the trust to purchase 42,912 shares of stock on the open market. Participant contributions to the trust are not permitted. The trust will not purchase more than 42,912 shares of our common stock. The costs and expenses of administering the MRP will be borne by the Company, but dividends paid on shares not awarded may be used to defer expenses.

         MRP awards are held by the trust until they vest. As an award vests, the trustee distributes the shares to the participant and the shares are then like all other issued and outstanding shares, without limits imposed by the MRP. An individual with unvested shares may vote and participate in dividends on those shares. The trustee will vote shares which have not yet been awarded in the same proportions as unvested shares which have been awarded and voted. Each participant who has an unvested award under the MRP may direct the response to any tender offer, exchange offer or other offer made to shareholders with respect to those shares. If no direction is given, the trustee will not tender or exchange the shares. The trustee will generally tender or exchange shares which have not yet been awarded in the same proportion as the directions received on awarded but unvested shares.

         FEDERAL INCOME TAX CONSEQUENCES. Holders of MRP shares will have taxable ordinary income as the MRP shares vest, equal to the fair market value of the shares on that date. In certain circumstances, a holder may instead elect to recognize ordinary income when the award is made. Holders of MRP shares will also have taxable ordinary income on any dividends (other that stock dividends) when dividend payments are received. The Company will have a deduction at the time, and in the amount of, any ordinary income recognized by the participant if the Company meets its federal withholding tax obligations.

         EFFECT OF MERGER AND OTHER ADJUSTMENTS. If there is a merger, consolidation, reorganization, recapitalization (including any distribution of capital to shareholders, whether taxable or otherwise), combination or exchange of shares, stock dividend, stock split or other change in our corporate structure or our stock, then the number of shares held by the MRP trust shall be adjusted to reflect the transaction.

         TERMINATION OR AMENDMENT OF THE MRP. The Board of Directors of the Company may amend, suspend or terminate the MRP at any time, but no amendment or termination may affect outstanding awards. In addition, OTS regulations may require that amendments be approved by stockholders. If the Board of Directors terminates the MRP, any remaining assets of the MRP trust shall be returned to the Company after making all distributions which the Company's Personnel Committee directs the trustee to make.


                                     GENERAL

         If you properly sign and submit a proxy card on the form we are distributing with this Proxy Statement, the Board of Directors will vote it so long as we receive it before we close the polls at the meeting. The Board of Directors will vote your proxy in the manner you direct on the proxy card. If you sign and return the proxy card the proxy will be voted "FOR" the two proposals set forth in this Proxy Statement.

         The cost of this proxy statement and the related proxy solicitation will be borne by the Company. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's capital stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement with Notice of Annual Meeting and the form of proxy card to the beneficial owners of such shares. The Company has retained the services of Regan & Associates, Inc., a firm experienced in the solicitation of proxies on behalf of public companies, for a fee of $4,000 plus expenses of not more than $2,000, to assist in the proxy solicitation process. The $4,000 fee is not payable unless the stockholders approve the Stock Option Plan and the MRP.

          STOCKHOLDER PROPOSALS AT THE ANNUAL MEETING IN THE YEAR 2000

         The Company's Board of Directors will establish the date for the 2000 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the Securities and Exchange Commission, to have a stockholder proposal included in the Company's Proxy Statement for the 2000 meeting, the proposal must be received by the Company at its principal executive offices, 42 Church Street, Gouverneur, New York 13642, Attention: Charles Van Vleet, Secretary, a reasonable time in advance of the date on which we begin our proxy solicitation. The stockholder must also satisfy the other requirements of SEC Rule 14a-8. Note that this filing requirement is separate from the notice requirements described above regarding the advance notice that is required before a stockholder is permitted to offer a proposal for a vote at any stockholders' meeting.


                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW

Gouverneur, New York
September 9, 1999

                                 REVOCABLE PROXY
                            GOUVERNEUR BANCORP, INC.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints the Board of Directors of Gouverneur Bancorp, Inc., or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of Gouverneur Bancorp, Inc., to be held on October 27, 1999 at 10:30 a.m. at the Clearview Restaurant, 1180A U.S. Highway 11, Gouverneur, New York, or at any adjournments thereof upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

                                           For       Against         Abstain

1.  Approval of the Stock Option Plan.     [ ]         [ ]             [ ]

2.  Approval of the Management
      Recognition Plan.                    [ ]         [ ]             [ ]


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" BOTH PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR JUDGMENT AND DISCRETION. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POST-PAID ENVELOPE.

                                                   Date_________________________

Signature____________________Signature if held jointly__________________________


    Detach above card, sign, date and mail in postage-paid envelope provided.

                            GOUVERNEUR BANCORP, INC.

         Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                    EXHIBIT A

                            GOUVERNEUR BANCORP, INC.

                              STOCK OPTION PLAN FOR
                        DIRECTORS, OFFICERS AND EMPLOYEES

                                TABLE OF CONTENTS

                                    ARTICLE I
                                     PURPOSE

Section 1.1 General Purpose of the Plan .................................... A-1

                                   ARTICLE II
                                   DEFINITIONS

Section 2.1 Bank ........................................................... A-1
Section 2.2 Banking Regulations ............................................ A-1
Section 2.3 Board .......................................................... A-1
Section 2.4 Change in Control .............................................. A-1
Section 2.5 Code ........................................................... A-2
Section 2.6 Committee ...................................................... A-2
Section 2.7 Company ........................................................ A-2
Section 2.8 Disability ..................................................... A-2
Section 2.9 Disinterested Board Member ..................................... A-2
Section 2.10 Effective Date ................................................ A-2
Section 2.11 Eligible Director ............................................. A-2
Section 2.12 Eligible Employee ............................................. A-2
Section 2.13 Employer ...................................................... A-2
Section 2.14 Exchange Act .................................................. A-2
Section 2.15 Exercise Price ................................................ A-2
Section 2.16 Fair Market Value ............................................. A-2
Section 2.17 Family Member ................................................. A-2
Section 2.18 Incentive Stock Option ........................................ A-3
Section 2.19 Limited Stock Appreciation Right .............................. A-3
Section 2.20 Non-Profit Organization ....................................... A-3
Section 2.21 Non-Qualified Stock Option .................................... A-3
Section 2.22 Option ........................................................ A-3
Section 2.23 Option Period ................................................. A-3
Section 2.24 Person ........................................................ A-3
Section 2.25 Plan .......................................................... A-3
Section 2.26 Retirement .................................................... A-3
Section 2.27 Share ......................................................... A-3
Section 2.28 Termination for Cause ......................................... A-3

                                   ARTICLE III
                                AVAILABLE SHARES

Section 3.1 Available Shares ............................................... A-4

                                   ARTICLE IV
                                 ADMINISTRATION

Section 4.1 Committee ...................................................... A-4
Section 4.2 Committee Action ............................................... A-4
Section 4.3 Committee Responsibilities ..................................... A-4

                                    ARTICLE V
                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

Section 5.1 In General ..................................................... A-4
Section 5.2 Exercise Price ................................................. A-5
Section 5.3 Option Period .................................................. A-5
Section 5.4 Future Eligible Directors ...................................... A-5

                                   ARTICLE VI
                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

Section 6.1 Size of Options ................................................ A-6
Section 6.2 Grant of Options ............................................... A-6
Section 6.3 Exercise Price ................................................. A-6
Section 6.4 Option Period .................................................. A-6
Section 6.5 Required Regulatory Provisions ................................. A-6
Section 6.6 Additional Restrictions on Incentive Stock Options ............. A-7

                                   ARTICLE VII
                              OPTIONS -- IN GENERAL

Section 7.1 Method of Exercise ............................................. A-8
Section 7.2 Limitations on Options ......................................... A-8
Section 7.3 Limited Stock Appreciation Rights .............................. A-9

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

Section 8.1 Termination .................................................... A-9
Section 8.2 Amendment ...................................................... A-9
Section 8.3 Adjustments in the Event of a Business Reorganization ..........A-10

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan .............................A-10
Section 9.2 No Right to Continued Employment ...............................A-10
Section 9.3 Construction of Language .......................................A-11
Section 9.4 Governing Law ..................................................A-11
Section 9.5 Headings .......................................................A-11
Section 9.6 Non-Alienation of Benefits .....................................A-11
Section 9.7 Taxes ..........................................................A-11
Section 9.8 Approval of Shareholders .......................................A-11
Section 9.9 Notices ........................................................A-11

                   GOUVERNEUR BANCORP, INC. STOCK OPTION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

      The purpose of the Plan is to promote the growth and profitability of GOUVERNEUR BANCORP, INC. (the "Company") by providing eligible directors, certain key officers and employees of the Company, and its affiliates with an incentive to achieve corporate objectives, and by allowing the Company to attract and retain individuals of outstanding competence by offering such individuals an equity interest in the Company.

                                   ARTICLE II
                                   DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 BANK means Gouverneur Savings and Loan Association, a federally chartered savings and loan association, and any successor thereto.

SECTION 2.2 BANKING REGULATIONS means the regulations issued by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

SECTION 2.3 BOARD means the board of directors of the Company.

SECTION 2.4 CHANGE IN CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

      (c) the shareholders of the Company approve either:

           (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                (A) either (I) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

      (d) any event that would be described in section 2.4(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

SECTION 2.5 CODE means the Internal Revenue Code of 1986, as amended (including the corresponding provisions of any succeeding law).

SECTION 2.6 COMMITTEE means the Personnel Committee of the Company or such other committee of the Company as the Board shall designate.

SECTION 2.7 COMPANY means Gouverneur Bancorp, Inc., a corporation organized and existing under the laws of the United States of America, and any successor thereto.

SECTION 2.8 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.9 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under Section 162(m) of the Code and any applicable rules of the Securities and Exchange Commission under Section 16 of the Exchange Act.

SECTION 2.10 EFFECTIVE DATE means the date on which this Plan is approved by Shareholders pursuant to section 9.8 hereof, provided, however, that if this Plan is approved by a majority of the votes cast at the meeting at which this Plan is presented to stockholders for approval but not by a majority of the votes eligible to be cast at such meeting, then Effective Date shall mean the later of March 23, 2000, or the date of such stockholder approval.

SECTION 2.11 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee of an Employer.

SECTION 2.12 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

SECTION 2.13 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other business organization or institution controlled by, controlling or under common control with the Company or the Bank. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.14 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.15 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.2 or section 6.3, as applicable.

SECTION 2.16 FAIR MARKET VALUE means, with respect to a Share on a specified date:

      (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

      (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

      (c) if sections 2.16(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

SECTION 2.17 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

SECTION 2.18 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

SECTION 2.19 LIMITED STOCK APPRECIATION RIGHT means a right granted pursuant to section 7.3.

SECTION 2.20 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

SECTION 2.21 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.2. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

SECTION 2.22 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

SECTION 2.23 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

SECTION 2.24 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.25 PLAN means this Stock Option Plan for Directors, Officers and Employees, as amended from time to time.

SECTION 2.26 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Employer, but if not defined in any such plan, the term shall mean retirement at or after reaching age 60 with at least 10 years of service with the Employer.

SECTION 2.27 SHARE means a share of Common Stock, par value $.01 per share, of the Company.

SECTION 2.28 TERMINATION FOR CAUSE means one of the following:

         (a) for an Eligible Employee, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; (v) the employee's material willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer; or (vi) the removal of the employee from service with the Employer as the result of any proceeding for removal by the Federal Deposit Insurance Corporation, the Office of Thrift Supervision or any other bank regulatory agency having jurisdiction over the Employer, provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause; and

         (b) for an Eligible Director, removal as a director in accordance with the provisions of applicable law and the bylaws and charter or certificate of incorporation of the entity of which the person is a director after a finding that the Eligible Director has engaged in any of the conduct specified in section 2.28(a)(i) through (vi).

                                   ARTICLE III
                                AVAILABLE SHARES

SECTION 3.1 AVAILABLE SHARES.

      Subject to section 8.3, Options for not more than 107,281 Shares may be granted under this Plan in the aggregate, provided, however, that if any option is granted and thereafter expires, terminates or is forfeited without being exercised in full, then the number of unexercised Shares covered by such Option at the time of expiration, termination or forfeiture shall then be available for the grant of Option under this Plan.

                                   ARTICLE IV
                                 ADMINISTRATION

SECTION 4.1 COMMITTEE.

      The Plan shall be administered by the Committee, and the members thereof shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. Said Committee shall constitute a compensation committee as that term is used in section 162(m) of the Code, and the regulations thereunder, and such committee shall have the authority described therein. If, for any reason, a member of the Committee is not or ceases to be a Disinterested Board Member, then any action taken by such person as a member of said Committee shall be void and shall be disregarded for all purposes. Said person shall be retroactively deemed not to have been a member of said Committee since said person ceased being a Disinterested Board Member.

SECTION 4.2 COMMITTEE ACTION.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS

SECTION 5.1 IN GENERAL.

      (a) On the Effective Date, each person who is an Eligible Director on the Effective Date shall be granted an Option to purchase 4,500 Shares. Subject to any applicable regulatory limits and the availability of sufficient Options under this Plan, any person who becomes an Eligible Director after the Effective Date who has not previously received an Option under this Plan shall thereupon be granted an Option to purchase 4,500 Shares, subject to the right of the Board of Directors of the Company to reduce or impose restrictions on such Option prior to its grant.

      (b) Any Option granted under this section 5.1 or section 5.4 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.

SECTION 5.2 EXERCISE PRICE.

      The price per Share at which an Option granted to an Eligible Director under section 5.1 or section 5.4 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.

SECTION 5.3 OPTION PERIOD.

      (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 or section 5.4 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

           (i) Termination for Cause; or

           (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

      (b) Unless otherwise permitted by the Banking Regulations and approved by the Committee, the maximum number Shares as to which an outstanding Option may be exercised shall be as follows:

           (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable;

           (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

           (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such second anniversary;

           (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such third anniversary;

           (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

           (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not prohibited by the Banking Regulations, all Options granted under section 5.1 or section 5.4 after one year after the consummation of the Conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of section 5.3(b), but shall instead be exercisable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Option, to further delay the vesting of such Option or impose additional conditions, requirements or limitations on such vesting.

SECTION 5.4 FUTURE ELIGIBLE DIRECTORS

      Each person who becomes an Eligible Director after the Effective Date shall be granted an Option to purchase the same number of Shares for which Eligible Directors were granted Options under section 5.1(a), provided, however, that such grant shall be effective only to the extent permitted under the

Banking Regulations, and provided, further that the provisions of section 5.3 shall apply to such grant except that the term "Effective Date" in section 5.3 shall, for this purpose, mean the date such person becomes an Eligible Director.

                                   ARTICLE VI
                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES

SECTION 6.1 SIZE OF OPTIONS.

      Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion.

SECTION 6.2 GRANT OF OPTIONS.

      (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employee must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

      (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall:

           (i) specify the number of Shares covered by the Option;

           (ii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

           (iii) specify the Option Period determined in accordance with section 6.4;

           (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

           (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.

SECTION 6.3 EXERCISE PRICE.

      The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

SECTION 6.4 OPTION PERIOD.

      Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

      (a) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

      (b) the last day of the ten-year period commencing on the date on which the Option was granted.

SECTION 6.5 VESTING PROVISIONS.

      Unless otherwise permitted by the Banking Regulations and approved by the Committee, each Option granted to an Eligible Employee shall become exercisable as follows:

           (i) prior to the first anniversary of the Effective Date, the Option shall not be exercisable;

           (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

           (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

           (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

           (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

           (vi) on and after the fifth anniversary of the Effective Date, and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; and provided, further, that to the extent not inconsistent with Banking Regulations, all Options granted under section 6.2(a) after one year after the consummation of the Conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of this section 6.5, but shall instead be exercisable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Option, to further delay the vesting of such Option or impose additional conditions, requirements or limitations on such vesting.

      (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension for any of the reasons specified in section 6.4(d), the Company shall pay to the Eligible Employee, damages equal to the value of the expired Options less the Exercise Price of such Options if it is determined that there had not existed justification for Termination for Cause on the date of such expiration.

SECTION 6.6 ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.

      In addition to the limitations of section 7.2(a), an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

      (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

      (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

      (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

           (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

           (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option.

      (e) For the purpose of determining whether an Option is an Incentive Stock Option when it is exercised, a person shall not be considered to have terminated employment during any period in which such person serves as a member of the Board of Directors of an Employer to the extent that such service satisfies the requirements of section 422 of the Code for continuous employment.

                                   ARTICLE VII
                              OPTIONS -- IN GENERAL

SECTION 7.1 METHOD OF EXERCISE.

      (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

           (i) giving written notice to the Secretary of the Company, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

           (ii) delivering to the Secretary of the Company, full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

           (iii) satisfying such other conditions as may be prescribed in the Option agreement.

If, at any time that any Option is exercisable there is not a duly appointed Secretary of the Company, then notice of intent to exercise shall be given, in writing, accompanied by payment in full, to the Board of Directors of the Company.

      (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

      (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

SECTION 7.2 LIMITATIONS ON OPTIONS.

      (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit

Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

      (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.3 LIMITED STOCK APPRECIATION RIGHTS.

      (a) Each Option granted under this Plan shall be accompanied by a Limited Stock Appreciation Right that is exercisable at the times and upon the terms and conditions set forth herein. Each Limited Stock Appreciation Right granted hereunder shall be exercisable for a period commencing on the date on which a Change in Control occurs and ending six (6) months after such date or, if later in the case of any Person, thirty (30) days after the earliest date on which such Person may exercise the Limited Stock Appreciation Right without subjecting himself to liability under section 16 of the Securities Exchange Act of 1934, as amended, provided, however, that a Limited Stock Appreciation Right shall not be exercisable if and to the extent that the exercise thereof is prohibited by any then-applicable Banking Regulations. A Person in possession of a Limited Stock Appreciation Right granted hereunder may exercise such Limited Stock Appreciation Right by:

      (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Limited Stock Appreciation Right; and

      (ii) agreeing in such written notice to the cancellation of Options then outstanding to him for a number of Shares equal to the number of Shares for which the Limited Stock Appreciation Right is being exercised.

Except as provided in this Plan, within ten (10) days after the giving of such a notice, the Committee shall cause the Company to deliver to such Person a monetary payment in an amount per Share equal to the amount by which the Fair Market Value of the Share on the date of exercise exceeds the Exercise Price per Share of each of the Options being canceled.

      (b) Notwithstanding anything herein contained to the contrary, the Limited Stock Appreciation Rights granted hereunder shall be canceled at the effective time of a Change in Control resulting from a transaction between the Company and another party pursuant to a written agreement whereby the consummation of the transaction is conditioned upon the delivery to each Option holder, upon the closing of such transaction and in exchange for the cancellation of all of such Option holder's outstanding Options, of a monetary payment or property (including but not limited to options to purchase securities of the entity resulting from such transaction) with a value equivalent to the value of the Options being canceled.


                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

SECTION 8.1 TERMINATION.

      The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

SECTION 8.2 AMENDMENT.

      The Board may amend or revise the Plan in whole or in part at any time whether before or after approval of the Plan by the Shareholders of the Company; provided, however, that, to the extent required to comply with section 162(m) and section 422 of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of Gouverneur Bancorp, Inc. .

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

      (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of outstanding Options shall be adjusted by dividing the aggregate Exercise Price for all Shares covered by each Option by the adjusted number of Shares covered by such Option; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

      (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan nor the grant of any Option or Limited Stock Appreciation Rights shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employer reserves the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

      The Plan shall be construed, administered and enforced according to the laws of the United States of America. The Plan shall be construed to comply with applicable Banking Regulations.

SECTION 9.5 HEADINGS.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

SECTION 9.7 TAXES.

      The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

SECTION 9.8 APPROVAL OF SHAREHOLDERS.

      This Plan shall not be effective or implemented prior to the one year anniversary of the reorganization of the Bank to the mutual holding company form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, excluding shares owned by Cambray Mutual Holding Company, in which case the Plan shall be effective as of the date of such approval. If this Plan is approved by a majority of the votes, excluding shares owned by Cambray Mutual Holding Company, cast at such meeting but not by a majority of the votes eligible to be cast at such meeting, then this Plan shall be effective on the later of the date of such stockholder approval or March 23, 2000. No Option or Limited Stock Appreciation Rights shall be granted before this Plan is effective.

SECTION 9.9 NOTICES.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

      (a) If to the Committee:

      The Personnel Committee (or such other committee as may be designated by the Board)
      Gouverneur Bancorp, Inc.
      42 Church Street
      Gouverneur, New York 13642

      (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                    EXHIBIT B

                            GOUVERNEUR BANCORP, INC.

                           MANAGEMENT RECOGNITION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                TABLE OF CONTENTS
                                    ARTICLE I

Section 1.1 General Purpose of the Plan ...................................  B-1

                                   ARTICLE II
                                   DEFINITIONS

Section 2.1 Award .........................................................  B-1
Section 2.2 Award Date ....................................................  B-1
Section 2.3 Bank ..........................................................  B-1
Section 2.4 Banking Regulations ...........................................  B-1
Section 2.5 Beneficiary ...................................................  B-1
Section 2.6 Board .........................................................  B-1
Section 2.7 Change of Control .............................................  B-1
Section 2.8 Code ..........................................................  B-2
Section 2.9 Committee .....................................................  B-2
Section 2.10 Company ......................................................  B-2
Section 2.11 Disability ...................................................  B-2
Section 2.12 Disinterested Board Member ...................................  B-2
Section 2.13 Effective Date ...............................................  B-2
Section 2.14 Eligible Director ............................................  B-2
Section 2.15 Eligible Employee ............................................  B-2
Section 2.16 Employer .....................................................  B-2
Section 2.17 Exchange Act .................................................  B-2
Section 2.18 Person .......................................................  B-2
Section 2.19 Plan .........................................................  B-2
Section 2.20 Retirement ...................................................  B-3
Section 2.21 Share ........................................................  B-3
Section 2.22 Trust ........................................................  B-3
Section 2.23 Trust Agreement ..............................................  B-3
Section 2.24 Trust Fund ...................................................  B-3
Section 2.25 Trustee ......................................................  B-3

                                   ARTICLE III
                           SHARES AVAILABLE UNDER PLAN

Section 3.1 Shares Available Under Plan ...................................  B-3

                                   ARTICLE IV
                                 ADMINISTRATION

Section 4.1 Committee .....................................................  B-3
Section 4.2 Committee Action ..............................................  B-3
Section 4.3 Committee Responsibilities ....................................  B-3

                                   ARTICLE IV
                                 THE TRUST FUND

Section 5.1 Contributions .................................................  B-4
Section 5.2 The Trust Fund ................................................  B-4
Section 5.3 Investments ...................................................  B-4

                                   ARTICLE VI
                                     AWARDS

Section 6.1 Awards To Eligible Directors ..................................  B-4
Section 6.2 Awards To Eligible Employees ..................................  B-4
Section 6.3 Awards in General .............................................  B-4
Section 6.4 Shares Allocations ............................................  B-5
Section 6.5 Dividend Rights ...............................................  B-5
Section 6.6 Voting Rights .................................................  B-5
Section 6.7 Tender Offers .................................................  B-5
Section 6.8 Limitations on Awards .........................................  B-6
Section 6.9 Forfeiture Upon Voluntary Resignation .........................  B-6

                                   ARTICLE VII
                             DISTRIBUTION OF SHARES

Section 7.1 Designation of Beneficiary ....................................  B-6
Section 7.2 Manner of Distribution ........................................  B-6
Section 7.3 Taxes .........................................................  B-7

                                  ARTICLE VIII
                            AMENDMENT AND TERMINATION

Section 8.1 Termination ...................................................  B-7
Section 8.2 Amendment .....................................................  B-7
Section 8.3 Adjustments in the Event of a Business Reorganization .........  B-7

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.1 Status as an Employee Benefit Plan ............................  B-7
Section 9.2 No Right to Continued Employment ..............................  B-7
Section 9.3 Construction of Language ......................................  B-8
Section 9.4 Governing Law .................................................  B-8
Section 9.5 Headings ......................................................  B-8
Section 9.6 Non-Alienation of Benefits ....................................  B-8
Section 9.7 Notices .......................................................  B-8
Section 9.8 Approval of Shareholders ......................................  B-8

                            GOUVERNEUR BANCORP, INC.

                           MANAGEMENT RECOGNITION PLAN
                      FOR DIRECTORS, OFFICERS AND EMPLOYEES

                                    ARTICLE I
                                     PURPOSE

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.

      The purpose of the Plan is to promote the growth and profitability of GOUVERNEUR BANCORP, INC. (the "Company") and to provide eligible directors, certain key officers and employees of the Company with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in the Company.

                                   ARTICLE II
                                   DEFINITIONS

      The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

SECTION 2.1 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

SECTION 2.2 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section 6.3.

SECTION 2.3 BANK means Gouverneur Savings and Loan Association, a federally chartered savings and loan association, and any successor thereto.

SECTION 2.4 BANKING REGULATIONS means the regulations issued by the Office of Thrift Supervision or the Federal Deposit Insurance Corporation and applicable to the Plan, the Bank or the Company.

SECTION 2.5 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.1, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

SECTION 2.6 BOARD means the Board of Directors of the Company.

SECTION 2.7 CHANGE OF CONTROL means any of the following events:

      (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of an Employer; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

      (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted by the Board are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
Act); or

      (c) the shareholders of the Company approve either:

           (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                (A) either (1) the members of the Board of the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (2) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

      (d) any event that would be described in section 2.7(a), (b) or (c) if "the Bank" were substituted for "the Company" therein.

SECTION 2.8 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

SECTION 2.9 COMMITTEE means the Personnel Committee of the Company, or such other committee of the Company as the Board shall designate.

SECTION 2.10 COMPANY means Gouverneur Bancorp, Inc., a corporation organized and existing under the laws of the United States of America, and any successor thereto.

SECTION 2.11 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

SECTION 2.12 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, and (b) satisfies all other requirements which may be necessary so that the Plan qualifies for the maximum available benefits under section 162(m) of the Code and any applicable rules of the Securities and Exchange Commission under Section 16 of the Exchange Act.

SECTION 2.13 EFFECTIVE DATE means the date on which the plan is approved by Shareholders pursuant to section 9.8, provided, however, that if this Plan is approved by a majority of the votes cast at the meeting at which this Plan is presented to stockholders for approval but not by a majority of the votes eligible to be cast at such meeting, then Effective Date shall mean the later of March 23, 2000, or the date of such approval.

SECTION 2.14 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

SECTION 2.15 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

SECTION 2.16 EMPLOYER means the Company, the Bank and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other business organization or institution controlled by, controlling or under common control with the Company or the Bank. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

SECTION 2.17 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

SECTION 2.19 PLAN means the Gouverneur Bancorp, Inc. Management Recognition Plan for Directors, Officers and Employees, as amended from time to time.

SECTION 2.20 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Employer, but if not defined in any such plan, the term shall mean retirement at or after reaching age 60 with at least 10 years of service with the Employer.

SECTION 2.21 SHARE means a share of common stock of the Company, par value $.01 per share.

SECTION 2.22 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Management Recognition Plan Trust of Gouverneur Bancorp, Inc."

SECTION 2.23 TRUST AGREEMENT means the agreement between Gouverneur Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

SECTION 2.24 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

SECTION 2.25 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.

                                   ARTICLE III
                           SHARES AVAILABLE UNDER PLAN

SECTION 3.1 SHARES AVAILABLE UNDER PLAN.

      The maximum number of Shares under the Plan shall be 42,912.

                                   ARTICLE IV
                                 ADMINISTRATION

SECTION 4.1 COMMITTEE.

      The Plan shall be administered by the members of the Committee, all of whose members shall be Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

SECTION 4.2 COMMITTEE ACTION.

      The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

SECTION 4.3 COMMITTEE RESPONSIBILITIES.

      Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

      (a) to interpret and construe the Plan, and to determine the answers to all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

      (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

      (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

                                    ARTICLE V
                                 THE TRUST FUND

SECTION 5.1 CONTRIBUTIONS.

      The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

SECTION 5.2 THE TRUST FUND.

      The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.

SECTION 5.3 INVESTMENTS.

      The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in, or other interest bearing obligations of, the Employer, in such proportions as shall be determined by the Committee; provided, however, that in no event, other than as the result of an adjustment pursuant to section 8.3(a), shall the Trust Fund be used to purchase more than 42,912 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.

                                   ARTICLE VI
                                     AWARDS

SECTION 6.1 AWARDS TO ELIGIBLE DIRECTORS.

      On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 1,800 Shares. Subject to any applicable regulatory limits and the availability of sufficient Shares under this Plan, any person who becomes an Eligible Director after the Effective Date who has not previously received an Award shall thereupon be granted an Award of 1,800 Shares, subject to the right of the Board of Directors of the Company to reduce or impose restrictions on such Award prior to its grant.

SECTION 6.2 AWARDS TO ELIGIBLE EMPLOYEES.

      Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

SECTION 6.3 AWARDS IN GENERAL.

      Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

      (a) specify the number of Shares covered by the Award;

      (b) specify the Award Date;

      (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Employee, in accordance with section 7.2; and

      (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.

SECTION 6.4 SHARE ALLOCATIONS.

      Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.

SECTION 6.5 DIVIDEND RIGHTS.

      (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with an Award shall be promptly paid to such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

      (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated such Eligible Director or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.

SECTION 6.6 VOTING RIGHTS.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred on the stock records of the Company as of the applicable record date, shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct based upon the same proportions as the voting directions given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director and Eligible Employee, all annual reports, proxy materials and other information furnished by the Company, or by any proxy solicitor, to the holders of Shares.

SECTION 6.7 TENDER OFFERS.

      (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested, or which is fully vested but which has not yet been transferred on the stock records of the Company as of the applicable record date, shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

      (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Directors and Eligible Employees with respect to Shares allocated in connection with their Awards.

      (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director and Eligible Employee, all information furnished by the offeror to the holders of Shares.

SECTION 6.8 LIMITATIONS ON AWARDS.

      (a) Unless otherwise permitted by the Banking Regulations and approved by the Committee, each Award shall become vested and distributable ratably so that 20% of the award shall become vested on each of the first five anniversaries of the Effective Date, provided, however, that such Award shall become fully vested and distributable on the date of the Award holder's death or Disability; and provided, further, that to the extent not inconsistent with Banking Regulations, all Awards granted under this Plan after one year after the consummation of the Conversion of the Bank to the stock form of ownership shall not be subject to the foregoing provisions of section 6.8(a) related to 20% annual vesting, but shall instead vest and be distributable immediately upon grant or as otherwise determined by the Committee, and provided, further, that the Committee shall have the authority, prior to or upon the grant of any Award, to further delay the vesting or distribution of such Award or impose additional conditions, requirements or limitations on such vesting or distribution.

      (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.

SECTION 6.9 FORFEITURE UPON VOLUNTARY RESIGNATION.

      (a) All Awards granted to an Eligible Employee which have not yet vested and become distributable who voluntarily terminates employment with the Employer, other than a voluntary termination constituting Retirement, shall expire immediately when the voluntary termination is effective. The provisions of this section 6.9(a) shall not apply so long as such Eligible Employee continues to be a director of an Employer.

      (b) All Awards granted to an Eligible Director which have not yet vested and become distributable who voluntarily resigns as a director of the Employer, other than a voluntary resignation that would constitute Retirement if the directorship is treated as employment, shall expire immediately when the voluntary resignation is effective.


                                   ARTICLE VII
                             DISTRIBUTION OF SHARES

SECTION 7.1 DESIGNATION OF BENEFICIARY.

      An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

SECTION 7.2 MANNER OF DISTRIBUTION.

      (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested as set forth in section 6.8, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

      (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a

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registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

SECTION 7.3 TAXES.

      The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                            TERMINATION AND AMENDMENT

SECTION 8.1 TERMINATION.

      The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to the Company.

SECTION 8.2 AMENDMENT.

      The Board may amend or revise the Plan in whole or in part at any time but no amendment may adversely affect outstanding awards and all amendments are subject to applicable laws and regulations.

SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

      (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

      (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which the Company is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or, other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee.

                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.1 STATUS AS AN EMPLOYEE BENEFIT PLAN.

      This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

SECTION 9.2 NO RIGHT TO CONTINUED EMPLOYMENT.

      Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held

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or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

SECTION 9.3 CONSTRUCTION OF LANGUAGE.

      Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

SECTION 9.4 GOVERNING LAW.

      The Plan shall be construed and enforced in accordance with the laws of the United States of America. The Plan shall be construed to comply with applicable Banking Regulations.

SECTION 9.5 HEADINGS.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

SECTION 9.6 NON-ALIENATION OF BENEFITS.

      The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

SECTION 9.7 NOTICES.

      Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or (5) five days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

      (a) If to the Committee:

      The Personnel Committee (or such other committee as may be designated by the Board)
      Gouverneur Bancorp, Inc.
      42 Church Street
      Gouverneur, New York 13642

      (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

SECTION 9.8 APPROVAL OF SHAREHOLDERS.

      This Plan shall not be effective or implemented prior to the one year anniversary of the reorganization of the Bank to the mutual holding company form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, excluding shares owned by Cambray Mutual Holding Company, in which case the Plan shall be effective as of the date of such approval. If this Plan is approved by a majority of the votes cast at such meeting but not by a majority of the votes eligible, excluding shares owned by Cambray Mutual Holding Company, to be cast at such meeting, then this Plan shall be effective on the later of the date of such stockholder approval or March 23, 2000. No awards of Shares may occur or be effective before this Plan is effective.

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